Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

For the Quarter Ended September 30, 2014

Third Quarter 2014

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the appeals related to the class actions filed against us; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of leases by, tenants; insolvency of a major tenant or a significant number of smaller tenants; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; our failure to obtain necessary financing; our expected leverage; decreased rental rates or increased vacancy rates; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law.

For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” beginning on page 11 of our Annual Report on Form 10-K for the year ended December 31, 2013 and on page 59 of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

Third Quarter 2014

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous office building.

BOARD OF DIRECTORS

Anthony E. Malkin	William H. Berkman	Alice M. Connell
Chairman, Chief Executive	Director, Chair of	Director
Officer and President	Compensation Committee

Thomas J. DeRosa	Steven J. Gilbert	S. Michael Giliberto
Director, Chair of	Director, Lead Director	Director
Audit Committee

Lawrence E. Golub
Director, Chair of Nominating/Corporate
Governance Committee

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Thomas P. Durels	David A. Karp
Chairman, Chief Executive	Executive Vice President and	Executive Vice President, Chief
Officer and President	Director of Leasing and Operations	Financial Officer and Treasurer

Thomas N. Keltner, Jr.
Executive Vice President,
General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
One Grand Central Place	David A. Karp	Trading Symbol: ESRT
60 East 42nd Street	IR@empirestaterealtytrust.com
New York, NY 10165 www.empirestaterealtytrust.com
(212) 687-8700

Third Quarter 2014

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended			Period from October 7, 2013 through December 31, 2013
	September 30, 2014	June 30, 2014	March 31, 2014
Selected Items:
Revenue	$169,441	$155,168	$140,306	$127,583
EBITDA (1)	$83,698	$71,911	$54,203	$48,405
Cash net operating income (1)	$82,379	$66,994	$49,029	$54,000
Net income	$22,734	$25,281	$11,231	$193,431
Core funds from operations (“Core FFO”) (1)	$65,094	$55,408	$41,709	$41,793
Core funds available for distribution (“Core FAD”) (1)	$49,008	$39,236	$25,839	$21,819
Core FFO per share - diluted	$0.25	$0.23	$0.17	$0.17
Core FAD per share - diluted	$0.19	$0.16	$0.11	$0.09
Dividends declared and paid per share	$0.085	$0.085	$0.085	$0.0795

Portfolio Statistics:
Number of properties	20	18	18	18
Total rentable square footage	10,024,329	8,371,044	8,362,786	8,350,871
Percent occupied (2)	88.7%	88.6%	87.2%	86.1%

Observatory Metrics:
Number of visitors	1,405,000	1,222,000	664,000	980,000
Change in visitors year over year	0.9%	3.8%	-6.3%	8.5%
Observatory revenues	$35,684	$30,389	$17,301	$25,389
Change in revenues year over year	10.2%	11.4%	3.6%	10.4%

Ratios:
Consolidated Debt to Total Market Capitalization (3)	28%	23%	24%	24%
Consolidated Debt and Perpetual Preferred Units to Total Market Capitalization (3)	29%	23%	24%	24%
Consolidated Debt to EBITDA (annualized)	4.8x	4.3x	5.6x	5.9x
Interest Coverage Ratio	5.5x	4.9x	3.9x	3.9x
Core FFO Payout Ratio (4)	35%	38%	51%	47%
Core FAD Payout Ratio (5)	46%	53%	78%	89%

Class A common stock price at quarter end	$15.02	$16.50	$15.11	$15.30
Average closing price	$16.20	$16.07	$14.88	$14.64
Dividends per share - annualized	$0.34	$0.34	$0.34	$0.34
Dividend yield (6)	2.3%	2.1%	2.3%	2.2%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,609,813	—	—	—
Common stock and operating partnership units outstanding	267,129,680	245,964,043	245,894,321	245,477,006

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 23 and for a reconciliation of these metrics to net income, see pages 18 and 19.
(2)	Based on leases signed and commenced as of end of period.
(3)	Market capitalization represents the sum of (i) Company’s common stock per share price as of September 30, 2014 multiplied by the total outstanding number of shares of common stock and operating partnership units as of September 30, 2014; (ii) the number of perpetual preferred units at September 30, 2014 multiplied by $16.62 and (iii) our outstanding indebtedness as of September 30, 2014.
(4)	Represents the amount of Core FFO paid out in distributions.
(5)	Represents the amount of Core FAD paid out in distributions.
(6)	Based on the closing price per share of Class A common stock on September 30, 2014.

Third Quarter 2014

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended September 30, 2014
		Manhattan	Greater New York	Standalone
	Total Portfolio	Office Portfolio (1)	Office Portfolio	Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,024,329	7,976,822	1,843,332	204,175
Occupancy (2)	88.7%	87.7%	91.8%	100.0%

Revenue	$163,076	$103,528	$19,053	$4,811	$35,684
Operating expenses	(69,336)	(52,916)	(7,773)	(1,538)	(7,109)

Net operating income	93,740	50,612	11,280	3,273	28,575
Straight-line rent	(8,543)	(8,858)	433	(118)	—
Above/below-market lease amortization	(4,568)	(4,568)	—	—	—
Below-market ground lease amortization	1,750	1,750	—	—	—

Cash net operating income	$82,379	$38,936	$11,713	$3,155	$28,575

Leasing activity
Total leases executed	57	48	9	—
Total square footage executed	181,743	143,290	38,453	—
Average rent psf - leases executed	$51.11	$55.80	$33.65	$—
Previously escalated rents psf	$42.67	$44.99	$34.02	$—
Percentage of new rent over previously escalated rents	19.8%	24.0%	-1.1%	—

Leasing commission costs per square foot	$14.30	$16.97	$4.34	$—
Tenant improvement costs per square foot	43.54	53.14	7.79	—

Total LC and TI per square foot (3)	$57.84	$70.11	$12.13	$—

	Three Months Ended June 30, 2014
		Manhattan	Greater New York	Standalone
	Total Portfolio	Office Portfolio (1)	Office Portfolio	Retail Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,371,044	6,323,271	1,843,598	204,175
Occupancy (2)	88.6%	87.8%	90.2%	100.0%

Revenue	$140,477	$86,693	$18,991	$4,404	$30,389
Operating expenses	(60,902)	(44,527)	(7,902)	(1,353)	(7,120)

Net operating income	79,575	42,166	11,089	3,051	23,269
Straight-line rent	(10,979)	(10,540)	(192)	(247)	—
Above/below-market lease amortization	(2,028)	(2,028)	—	—	—
Below-market ground lease amortization	426	426	—	—	—

Cash net operating income	$66,994	$30,024	$10,897	$2,804	$23,269

Leasing activity
Total leases executed	69	58	11	—
Total square footage executed	211,259	172,212	39,047	—
Average rent psf - leases executed	$49.05	$51.54	$37.53	$—
Previously escalated rents psf	$41.15	$41.03	$41.30	$—
Percentage of new rent over previously escalated rents	19.2%	25.6%	-9.1%	—

Leasing commission costs per square foot	$15.20	$16.52	$9.41	$—
Tenant improvement costs per square foot	45.65	51.29	20.78	—

Total LC and TI per square foot (3)	$60.85	$67.81	$30.19	$—

Third Quarter 2014

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2014
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,362,786	6,318,516	1,840,095	204,175
Occupancy (2)	87.2%	86.2%	89.5%	98.9%

Revenue	$124,732	$84,946	$17,985	$4,500	$17,301
Operating expenses	(61,665)	(44,438)	(8,854)	(1,392)	(6,981)

Net operating income	63,067	40,508	9,131	3,108	10,320
Straight-line rent	(12,580)	(12,748)	250	(82)	—
Above/below-market lease amortization	(1,884)	(1,884)	—	—	—
Below-market ground lease amortization	426	426	—	—	—

Cash net operating income	$49,029	$26,302	$9,381	$3,026	$10,320

Leasing activity
Total leases executed	50	46	4	—
Total square footage executed	191,319	172,716	18,603	—
Average rent psf - leases executed	$48.03	$49.42	$35.11	$—
Previously escalated rents psf	$41.47	$40.43	$51.14	$—
Percentage of new rent over previously escalated rents	15.8%	22.3%	-31.3%	—

Leasing commission costs per square foot	$14.75	$15.07	$11.71	$—
Tenant improvement costs per square foot	53.36	54.25	46.11	—

Total LC and TI per square foot (3)	$68.11	$69.32	$57.82	$—

	Period from October 7, 2013 through December 31, 2013
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,350,871	6,306,601	1,840,095	204,175
Occupancy (2)	86.1%	84.7%	89.7%	97.7%

Revenue	$121,768	$77,584	$16,731	$3,718	$23,735
Operating expenses	(57,331)	(42,628)	(7,838)	(1,178)	(5,687)

Net operating income	64,437	34,956	8,893	2,540	18,048
Straight-line rent	(8,932)	(8,807)	(94)	(31)	—
Above/below-market lease amortization	(1,903)	(1,903)	—	—	—
Below-market ground lease amortization	398	398	—	—	—

Cash net operating income	$54,000	$24,644	$8,799	$2,509	$18,048

Leasing activity
Total leases executed	55	47	6	2
Total square footage executed	414,806	362,844	45,705	6,257
Average rent psf - leases executed	$43.82	$42.92	$35.57	$156.15
Previously escalated rents psf	$41.29	$39.70	$41.06	$135.18
Percentage of new rent over previously escalated rents	6.1%	8.1%	-13.4%	15.5%

Leasing commission costs per square foot	$19.29	$19.64	$9.26	$72.15
Tenant improvement costs per square foot	38.26	39.12	36.68	—

Total LC and TI per square foot (3)	$57.55	$58.76	$45.94	$72.15

Notes:

(1)	Includes 526,539 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Third Quarter 2014

Same Store Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Total Portfolio - Same Store (1)
	Three Months Ended			Period from October 7, 2013 through December 31, 2013
	September 30, 2014	June 30, 2014	March 31, 2014
Number of properties	18	18	18	18
Square feet	8,372,784	8,371,044	8,362,786	8,350,871
Occupancy (2)	89.2%	88.6%	87.2%	86.1%

Revenue	$146,098	$140,477	$124,732	$121,768
Operating expenses	(62,502)	(60,902)	(61,665)	(57,331)

Net operating income	83,596	79,575	63,067	64,437
Straight-line rent	(7,132)	(10,979)	(12,580)	(8,932)
Above/below-market lease amortization	(1,892)	(2,028)	(1,884)	(1,903)
Below-market ground lease amortization	426	426	426	398

Cash net operating income	$74,998	$66,994	$49,029	$54,000

Leasing activity
Total leases executed	55	69	50	55
Total square footage executed	179,366	212,259	191,319	414,806
Average rent psf - leases executed	$51.20	$49.05	$48.03	$43.82
Previously escalated rents psf	$42.64	$41.15	$41.47	$41.29
Percentage of new rent over previously escalated rents	20.1%	19.2%	15.8%	6.1%

Leasing commission costs per square foot	$14.45	$15.20	$14.75	$19.29
Tenant improvement costs per square foot	44.08	45.65	53.36	38.26

Total LC and TI per square foot (3)	$58.53	$60.85	$68.11	$57.55

	Manhattan Office Portfolio - Same Store (1)
	Three Months Ended			Period from October 7, 2013 through December 31, 2013
	September 30, 2014	June 30, 2014	March 31, 2014
Number of properties	7	7	7	7
Square feet	6,325,276	6,323,271	6,318,516	6,306,601
Occupancy (2)	88.1%	87.8%	86.2%	84.7%

Revenue	$86,550	$86,693	$84,946	$77,584
Operating expenses	(46,082)	(44,527)	(44,438)	(42,628)

Net operating income	40,468	42,166	40,508	34,956
Straight-line rent	(7,447)	(10,540)	(12,748)	(8,807)
Above/below-market lease amortization	(1,892)	(2,028)	(1,884)	(1,903)
Below-market ground lease amortization	426	426	426	398

Cash net operating income	$31,555	$30,024	$26,302	$24,644

Leasing activity
Total leases executed	46	58	46	47
Total square footage executed	140,913	172,212	172,716	362,844
Average rent psf - leases executed	$56.00	$51.54	$49.42	$42.92
Previously escalated rents psf	$44.99	$41.03	$40.43	$39.70
Percentage of new rent over previously escalated rents	24.5%	25.6%	22.3%	8.1%

Leasing commission costs per square foot	$17.21	$16.52	$15.07	$19.64
Tenant improvement costs per square foot	53.98	51.29	54.25	39.12

Total LC and TI per square foot (3)	$71.19	$67.81	$69.32	$58.76

Notes:

(1)	Defined as the total portfolio excluding 112 West 34th Street and 1400 Broadway which the Company acquired on July 15, 2014.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Third Quarter 2014

Property Detail

(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet(1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,692,099	85.6%	$106,594,751	$46.26	190
One Grand Central Place	Grand Central	1,182,005	86.6%	50,117,703	48.98	281
1400 Broadway (10) (11)	Penn Station -Times Sq. South	890,673	89.8%	32,210,850	40.29	62
112 West 34th Street (10) (12)	Penn Station -Times Sq. South	650,831	80.6%	23,736,877	45.23	36
250 West 57th Street	Columbus Circle - West Side	476,885	84.0%	18,806,529	46.95	152
501 Seventh Avenue	Penn Station -Times Sq. South	455,978	95.3%	18,126,911	41.70	35
1359 Broadway	Penn Station -Times Sq. South	446,000	94.4%	18,538,460	44.04	34
1350 Broadway (8)	Penn Station -Times Sq. South	363,658	91.1%	14,952,171	45.13	69
1333 Broadway	Penn Station -Times Sq. South	292,154	98.7%	12,563,318	43.57	9

Manhattan Office Properties - Office		7,450,283	87.6%	295,647,570	45.29	868

Manhattan Office Properties - Retail
The Empire State Building (7)	Penn Station -Times Sq. South	142,586	93.1%	15,650,072	117.87	17
One Grand Central Place	Grand Central	69,631	83.8%	6,467,557	110.78	16
1400 Broadway (10) (11)	Penn Station -Times Sq. South	17,587	71.6%	1,343,716	106.64	8
112 West 34th Street (10) (12)	Penn Station -Times Sq. South	92,455	97.5%	3,592,268	39.87	2
250 West 57th Street	Columbus Circle - West Side	49,534	84.7%	5,131,374	122.34	7
501 Seventh Avenue	Penn Station -Times Sq. South	35,502	96.4%	1,843,415	53.87	9
1359 Broadway	Penn Station -Times Sq. South	25,123	36.0%	1,248,319	138.09	5
1350 Broadway (8)	Penn Station -Times Sq. South	31,455	100.0%	6,287,169	199.88	6
1333 Broadway	Penn Station -Times Sq. South	62,666	95.6%	6,688,642	111.61	4

Manhattan Office Properties - Retail		526,539	89.3%	48,252,532	102.57	74

Sub-Total/Weighted Average
Manhattan Office Properties - Office and Retail		7,976,822	87.7%	343,900,102	49.14	942

Greater New York Metropolitan Area Office Properties
First Stamford Place (9)	Stamford, CT	784,405	92.1%	30,425,585	42.09	53
Metro Center	Stamford, CT	279,384	96.9%	15,047,932	55.61	29
383 Main Street	Norwalk, CT	260,474	86.2%	7,232,029	32.23	20
500 Mamaroneck Avenue	Harrison, NY	289,772	94.8%	8,087,462	29.43	34
10 Bank Street	White Plains, NY	229,297	87.0%	7,029,468	35.22	28

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,843,332	91.8%	67,822,476	40.08	164

Standalone Retail Properties
10 Union Square	Union Square	58,005	100.0%	6,053,688	104.36	14
1542 Third Avenue	Upper East Side	56,250	100.0%	3,274,958	58.22	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,315,591	74.24	2
77 West 55th Street	Midtown	24,102	100.0%	2,508,408	104.07	3
69-97 Main Street	Westport, CT	16,826	100.0%	2,068,956	122.96	5
103-107 Main Street	Westport, CT	4,330	100.0%	581,040	134.19	1

Sub-Total/Weighted Average Standalone Retail Properties		204,175	100.0%	17,802,641	87.19	29

Portfolio Total		10,024,329	88.7%	$429,525,219	$48.29	1,135

Total/Weighted Average Office Properties		9,293,615	88.5%	$363,470,046	$44.23	1,032
Total/Weighted Average Retail Properties		730,714	92.3%	66,055,173	97.91	103

Portfolio Total		10,024,329	88.7%	$429,525,219	$48.29	1,135

Notes:

(1)	Excludes (i) 164,630 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of September 30, 2014.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of September 30, 2014 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 86,902 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by Host Services of New York, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 36 years (expiring July 31, 2050).
(9)	First Stamford Place consists of three buildings.
(10)	Property was acquired by the Company on July 15, 2014.
(11)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 49 years (expiring December 31, 2063).
(12)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 63 years (expiring May 31, 2077).

Third Quarter 2014

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Portfolio Annualized Rent (4)	Annualized Rent Per Rentable Square Foot
Available	—	1,036,752	10.4%	$—	0.0%	$—
Signed leases not commenced	20	92,631	0.9%	—	0.0%	—
2014	98	253,617	2.5%	11,006,692	2.6%	43.40
2015	265	859,583	8.6%	40,045,106	9.3%	46.59
2016	145	719,625	7.2%	30,419,151	7.1%	42.27
2017	146	692,973	6.9%	33,303,629	7.8%	48.06
2018	131	751,474	7.5%	35,073,313	8.2%	46.67
2019	89	668,237	6.7%	30,177,283	7.0%	45.16
2020	73	788,056	7.9%	41,709,637	9.7%	52.93
2021	47	500,857	5.0%	25,595,319	6.0%	51.10
2022	38	408,275	4.1%	22,149,079	5.2%	54.25
2023	34	524,679	5.2%	26,820,241	6.2%	51.12
2024	28	539,444	5.4%	28,202,011	6.6%	52.28
Thereafter	41	2,188,126	21.7%	105,023,758	24.5%	48.00

Total	1,155	10,024,329	100.0%	$429,525,219	100.0%	$48.29

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 164,630 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

Third Quarter 2014

Tenant Lease Expirations

(unaudited)

	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Portfolio Annualized Rent (5)	Annualized Rent Per Rentable Square Foot
Manhattan Office Properties (1)
Available	—	840,634	11.3%	$—	0.0%	$—
Signed leases not commenced	15	81,821	1.1%	—	0.0%	—
2014	86	223,620	3.0%	9,601,279	3.2%	42.94
2015	231	743,068	10.0%	33,010,658	11.2%	44.42
2016	113	456,915	6.1%	20,236,180	6.8%	44.29
2017	116	500,845	6.7%	23,342,681	7.9%	46.61
2018	95	480,301	6.4%	23,051,119	7.8%	47.99
2019	65	376,877	5.1%	17,144,924	5.8%	45.49
2020	44	516,182	6.9%	23,203,626	7.8%	44.95
2021	34	353,425	4.7%	16,021,747	5.4%	45.33
2022	23	177,561	2.4%	8,811,932	3.0%	49.63
2023	22	359,157	4.8%	16,409,272	5.6%	45.69
2024	13	334,234	4.5%	15,242,075	5.2%	45.60
Thereafter	26	2,005,643	26.9%	89,572,077	30.3%	44.66

Total Manhattan office properties	883	7,450,283	100.0%	295,647,570	100.0%	45.29

Greater New York Metropolitan Area Office Properties
Available	—	143,353	7.8%	—	0.0%	—
Signed leases not commenced	4	7,482	0.4%	—	0.0%	—
2014	12	29,997	1.6%	1,405,413	2.1%	46.85
2015	19	82,525	4.5%	3,328,736	4.9%	40.34
2016	17	85,258	4.6%	3,331,838	4.9%	39.08
2017	23	145,308	7.9%	5,836,632	8.6%	40.17
2018	29	243,770	13.2%	9,687,719	14.3%	39.74
2019	18	264,413	14.3%	10,100,814	14.9%	38.20
2020	18	209,602	11.4%	8,308,659	12.3%	39.64
2021	7	118,495	6.4%	5,105,306	7.5%	43.08
2022	6	168,044	9.1%	6,562,285	9.7%	39.05
2023	5	114,106	6.2%	4,922,030	7.3%	43.14
2024	2	174,448	9.5%	7,063,701	10.4%	40.49
Thereafter	8	56,531	3.1%	2,169,343	3.2%	38.37

Total greater New York metropolitan area office properties	168	1,843,332	100.0%	67,822,476	100.0%	40.07

Retail Properties
Available	—	52,765	7.2%	—	0.0%	—
Signed leases not commenced	1	3,328	0.5%	—	0.0%	—
2014	—	—	0.0%	—	0.0%	—
2015	15	33,990	4.7%	3,705,712	5.6%	109.02
2016	15	177,452	24.3%	6,851,133	10.4%	38.61
2017	7	46,820	6.4%	4,124,316	6.2%	88.09
2018	7	27,403	3.8%	2,334,475	3.5%	85.19
2019	6	26,947	3.7%	2,931,545	4.4%	108.79
2020	11	62,272	8.5%	10,197,352	15.4%	163.76
2021	6	28,937	4.0%	4,468,266	6.8%	154.41
2022	9	62,670	8.6%	6,774,862	10.3%	108.10
2023	7	51,416	7.0%	5,488,939	8.3%	106.76
2024	13	30,762	4.2%	5,896,235	8.9%	191.67
Thereafter	7	125,952	17.2%	13,282,338	20.1%	105.46

Total retail properties	104	730,714	100.0%	66,055,173	100.0%	97.91

Total portfolio lease expirations	1,155	10,024,329	100.0%	$429,525,219	100.0%	$48.29

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 164,630 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

Third Quarter 2014

Tenant Lease Expirations

(unaudited)

	Number of Leases Expiring (2)	Rentable Square Feet Expiring	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Portfolio Annualized Rent (4)	Annualized Rent Per Rentable Square Foot
Empire State Building Office (1)
Available	—	342,195	12.7%	$—	0.0%	$—
Signed leases not commenced	4	45,504	1.7%	—	0.0%	—
2014	14	48,570	1.8%	1,782,937	1.7%	36.71
2015	38	190,767	7.1%	8,668,344	8.1%	45.44
2016	14	70,383	2.6%	3,355,050	3.1%	47.67
2017	24	75,253	2.8%	3,733,502	3.5%	49.61
2018	24	90,548	3.4%	4,152,496	3.9%	45.86
2019	14	58,495	2.2%	2,745,260	2.6%	46.93
2020	18	232,871	8.7%	11,046,444	10.4%	47.44
2021	11	83,522	3.1%	3,918,793	3.7%	46.92
2022	10	45,252	1.7%	2,161,597	2.0%	47.77
2023	6	34,549	1.3%	1,852,052	1.7%	53.61
2024	7	140,386	5.2%	6,818,209	6.4%	48.57
Thereafter	10	1,233,804	45.8%	56,360,068	52.9%	45.68

Total Empire State Building office	194	2,692,099	100.0%	$106,594,751	100.0%	$46.26

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

Third Quarter 2014

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants	Number of Leases	Number of Properties	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1. Li & Fung	6	3	Oct. 2021-Oct. 2028	12.8 years	886,995	8.8%	$36,051,514	8.4%
2. Coty	1	1	Jan. 2030	15.3 years	311,242	3.1%	15,489,038	3.6%
3. PVH Corp.	1	1	Oct. 2028	14.1 years	217,842	2.2%	9,241,478	2.2%
4. Thomson Reuters	4	2	Apr. 2018-Apr. 2020	4.8 years	147,208	1.5%	7,581,081	1.8%
5. LinkedIn	1	1	Feb. 2026	11.4 years	158,261	1.6%	7,425,142	1.7%
6. Federal Deposit Insurance Corporation	1	1	Feb. 2020	5.3 years	121,879	1.2%	6,269,020	1.5%
7. Urban Outfitters	1	1	Sept. 2029	15.0 years	56,730	0.6%	6,200,000	1.4%
8. Legg Mason	1	1	Sept. 2024	10.0 years	138,868	1.4%	6,129,370	1.4%
9. Duane Reade	3	3	Feb. 2021-Sept. 2027	10.2 years	46,976	0.5%	5,881,602	1.4%
10. Footlocker	2	1	Apr. 2016	1.5 years	170,187	1.7%	5,324,340	1.2%
11. Host Services of New York	1	1	May 2020	5.6 years	5,300	0.1%	5,216,733	1.2%
12. Kohl’s	1	1	May 2029	14.6 years	111,834	1.1%	4,404,896	1.0%
13. Aeropostale	2	1	Nov. 2015-Nov. 2016	1.8 years	88,760	0.8%	4,118,948	1.0%
14. Odyssey Reinsurance	1	1	Sept. 2022	8.0 years	101,619	1.0%	3,835,022	0.9%
15. The Interpublic Group of Companies	1	1	Aug. 2024	9.8 years	86,561	0.9%	3,767,237	0.9%
16. Shutterstock	1	1	Sept. 2024	10.0 years	82,331	0.7%	3,658,715	0.9%
17. Bank of America	3	3	Apr. 2015-Feb. 2018	1.8 years	29,671	0.3%	3,495,103	0.8%
18. Human Rights Watch	1	1	Oct. 2026	12.0 years	65,660	0.7%	3,468,156	0.8%
19. Reed Elsevier	1	1	Nov. 2019	5.2 years	96,727	1.0%	3,204,769	0.7%
20. Jordache	2	1	Oct. 2014-May 2024	9.6 years	75,150	0.7%	3,148,340	0.7%

Total	35				2,999,801	29.9%	$143,910,504	33.5%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. Except for the Federal Deposit Insurance Corporation lease (February 1, 2015), none of these leases contain early termination options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of September 30, 2014.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Third Quarter 2014

Capital Expenditures and Redevelopment Program

(unaudited)

Capital expenditures	September 30, 2014	June 30, 2014	March 31, 2014
Tenant improvements - first generation	$28,462	$16,827	$5,095
Tenant improvements - second generation	3,090	3,250	1,038
Leasing commissions - first generation	2,945	1,207	1,045
Leasing commissions - second generation	1,401	1,229	880
Building improvements - first generation	24,328	11,721	11,241
Building improvements - second generation	893	344	195

Total	$61,119	$34,578	$19,494

Redevelopment program components

•	Upgrading common areas: lobbies, elevators, corridors and bathrooms

•	Installing energy efficient building systems

•	Improving roofs, windows and facades

•	Optimizing base floors for retail

Current redevelopment program (1) (2)

•	Spent to date: $580 million

•	To be invested: $85 to $125 million between 2014 and 2016

Redevelopment program by square feet (1) (2)

•	Future redevelopment (Empire State Building) - 600,000 square feet

•	Future redevelopment (other Manhattan properties) - 1,600,000 square feet

•	Redevelopment completed - 5,800,000 square feet

Inventory of vacant space (2)

•	Developed - 63%

•	Undeveloped - 37%

Inventory of undeveloped space (2)

•	Vacant - 16%

•	Expires in 2014 through 2016 - 42%

•	Expires in 2017 and thereafter - 42%

Notes:

(1)	These estimates are based on the Company’s current budgets (which do not include tenant improvements and leasing commission costs) and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Third Quarter 2014

Observatory Summary

(unaudited and in thousands)

	Three Months Ended
Observatory NOI	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Observatory revenue	$35,684	$30,389	$17,301	$25,389	$32,356
Observatory expenses	7,109	7,120	6,981	6,193	6,482

NOI	28,575	23,269	10,320	19,196	25,874
Intercompany rent expense (1)	19,936	16,283	15,200	20,276	24,260

NOI after intercompany rent	$8,639	$6,986	$(4,880)	$(1,080)	$1,614

Note:

(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. We recognize intercompany percentage rent expense in the interim periods as it is probable that percentage rent will be incurred based upon management’s estimates. Prior to the consolidation and formation transactions, Empire State Building Company, LLC recorded percentage rent when incurred, which resulted in rent expense being recognized primarily in the third and fourth quarters. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2009 to 2013

Third Quarter 2014

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Assets
Commercial real estate properties, at cost:
Land	$201,172	$187,566	$187,566	$187,566
Development costs	6,971	6,861	6,459	6,459
Building and improvements	1,899,467	1,508,309	1,473,665	1,455,398

	2,107,610	1,702,736	1,667,690	1,649,423
Less: accumulated depreciation	(354,730)	(332,766)	(315,256)	(295,351)

Commercial real estate properties, net	1,752,880	1,369,970	1,352,434	1,354,072
Cash and cash equivalents	52,918	41,791	44,703	60,743
Restricted cash	63,821	55,482	54,832	55,621
Tenant and other receivables, net	29,837	26,185	29,644	24,817
Deferred rent receivables, net	94,837	85,948	74,971	62,689
Prepaid expenses and other assets	31,091	39,658	23,535	35,407
Deferred costs, net	80,396	77,035	79,032	78,938
Acquired below-market ground leases, net	392,756	61,460	61,886	62,312
Acquired lease intangibles, net	312,001	227,617	237,900	249,983
Goodwill	491,479	491,479	491,479	491,479

Total assets	$3,302,016	$2,476,625	$2,450,416	$2,476,061

Liabilities and Equity
Mortgage notes	$1,005,569	$873,863	$878,545	$883,112
Term loan and credit facility	355,600	355,000	325,000	325,000
Exchangeable senior notes	236,999	—	—	—
Accounts payable and accrued expenses	97,413	74,807	71,712	81,908
Acquired below-market leases, net	148,493	120,219	125,106	129,882
Deferred revenue and other liabilities	24,728	18,722	22,574	21,568
Tenants’ security deposits	40,111	34,170	32,939	31,406

Total liabilities	1,908,913	1,476,781	1,455,876	1,472,876
Total equity	1,393,103	999,844	994,540	1,003,185

Total liabilities and equity	$3,302,016	$2,476,625	$2,450,416	$2,476,061

Third Quarter 2014

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Period from October 7, 2013 through December 31, 2013
	September 30, 2014	June 30, 2014	March 31, 2014
Revenues
Rental revenue	$106,152	$92,210	$90,204	$79,987
Tenant expense reimbursement	20,034	14,304	15,153	15,836
Observatory revenue	35,684	30,389	17,301	23,735
Construction revenue	5,804	12,963	14,963	5,265
Third party management and other fees	561	753	611	550
Other revenue and fees	1,206	4,549	2,074	2,210

Total revenues	169,441	155,168	140,306	127,583

Operating expenses
Property operating expenses	38,291	35,149	35,860	34,055
Ground rent expenses	2,066	447	451	398
Marketing, general, and administrative expenses	10,071	9,560	10,155	16,379
Observatory expenses	7,109	7,120	6,981	5,687
Construction expenses	6,095	12,795	14,283	5,468
Real estate taxes	21,870	18,186	18,373	17,191
Acquisition expenses	2,647	735	—	138,140
Depreciation and amortization	37,880	28,637	30,115	27,375

Total operating expenses	126,029	112,629	116,218	244,693

Total operating income (loss)	43,412	42,539	24,088	(117,110)
Other income (expense)
Interest expense	(17,674)	(14,629)	(14,337)	(13,147)
Gain on consolidation of non-controlled entities	—	—	—	322,563

Income before income taxes	25,738	27,910	9,751	192,306
Income tax (expense) benefit	(3,004)	(2,629)	1,480	1,125

Net income	22,734	25,281	11,231	193,431
Perpetual preferred unit distributions	(241)	—	—	—
Net income attributable to non-controlling interests	(14,171)	(15,447)	(6,862)	(118,186)

Net income attributable to Empire State Realty Trust, Inc.	$8,322	$9,834	$4,369	$75,245

Weighted average common shares outstanding
Basic	97,729	95,573	95,575	95,574

Diluted	263,041	245,941	245,821	245,482

Net income per share attributable to Empire State Realty Trust, Inc.
Basic	$0.09	$0.10	$0.05	$0.79

Diluted	$0.09	$0.10	$0.05	$0.79

Dividends per share	$0.085	$0.085	$0.085	$0.0795

Third Quarter 2014

Core Funds from Operations (“Core FFO”), Funds from Operations (“FFO”), Core Funds Available for

Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Period from October 7, 2013 through December 31, 2013
	September 30, 2014	June 30, 2014	March 31, 2014
Reconciliation of Net Income to FFO and Core FFO
Net Income	$22,734	$25,281	$11,231	$193,431
Preferred unit distributions	(241)	—	—	—
Real estate depreciation and amortization	37,797	28,556	30,052	27,352

FFO	60,290	53,837	41,283	220,783
Gain on settlement of lawsuit related to the Observatory, net of income taxes	—	(540)	—	—
Private perpetual preferred exchange offering expenses	407	950	—	—
Acquisition expenses	2,647	735	—	138,140
Amortization of below-market ground lease	1,750	426	426	398
Gain on consolidation of non-controlled entities	—	—	—	(322,563)
Severance expenses	—	—	—	2,738
Retirement equity compensation expenses	—	—	—	2,297

Core FFO	$65,094	$55,408	$41,709	$41,793

Total weighted average shares and Operating Partnership Units
Basic	263,041	245,899	245,779	245,445

Diluted	263,041	245,941	245,821	245,482

FFO per share
Basic	$0.23	$0.22	$0.17	$0.90

Diluted	$0.23	$0.22	$0.17	$0.90

Core FFO per share
Basic	$0.25	$0.23	$0.17	$0.17

Diluted	$0.25	$0.23	$0.17	$0.17

Reconciliation of Core FFO to Core FAD
Core FFO	$65,094	$55,408	$41,709	$41,793
Add:
Amortization of deferred financing costs	2,653	1,375	1,090	1,074
Non-real estate depreciation and amortization	83	80	65	23
Amortization of non-cash compensation expense	939	944	1,025	697
Amortization of debt discount	356	—	—	—
Deduct:
Straight-line rental revenues	(8,543)	(10,979)	(12,580)	(8,932)
Amortization of debt premiums	(1,622)	(738)	(556)	(922)
Above/below-market rent revenue	(4,568)	(2,028)	(1,884)	(1,903)
FF&E purchases	—	(3)	(6)	(853)
Tenant improvements - second generation	(3,090)	(3,250)	(1,038)	(1,219)
Building improvements - second generation	(893)	(344)	(1,106)	(1,030)
Leasing commissions - second generation	(1,401)	(1,229)	(880)	(6,909)

Core FAD	$49,008	$39,236	$25,839	$21,819

Core FAD per share
Basic	$0.19	$0.16	$0.11	$0.09

Diluted	$0.19	$0.16	$0.11	$0.09

Reconciliation of Net Income to EBITDA
Net income	$22,734	$25,281	$11,231	$193,431
Perpetual preferred unit distributions	(241)	—	—	—
Interest expense	17,674	14,629	14,337	13,147
Income tax expense (benefit)	3,004	2,629	(1,480)	(1,125)
Depreciation and amortization	37,880	28,637	30,115	27,375
Acquisition expenses	2,647	735	—	138,140
Gain on consolidation of non-controlled entities	—	—	—	(322,563)

EBITDA	$83,698	$71,911	$54,203	$48,405

Note:

For purposes of comparison, certain items shown in prior periods have been reclassified to conform to the presentation used for September 30, 2014.

Third Quarter 2014

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

	Three Months Ended			Period from October 7, 2013 through December 31, 2013
	September 30, 2014	June 30, 2014	March 31, 2014
Reconciliation of Net Income to NOI, Cash NOI and Same Store Cash NOI
Net income	$22,734	$25,281	$11,231	$193,431
Add:
Marketing, general and administrative expenses	10,071	9,560	10,155	16,379
Depreciation and amortization	37,880	28,637	30,115	27,375
Interest expense	17,674	14,629	14,337	13,147
Construction expenses	6,095	12,795	14,283	5,468
Acquisition expenses	2,647	735	—	138,140
Income tax expense (benefit)	3,004	2,629	(1,480)	(1,125)
Less:
Construction revenue	(5,804)	(12,963)	(14,963)	(5,265)
Third-party management and other fees	(561)	(753)	(611)	(550)
Gain on settlement of lawsuit related to the Observatory	—	(975)	—	—
Gain on consolidation of non-controlled entities	—	—	—	(322,563)

Net operating income	93,740	79,575	63,067	64,437

Straight-line rent	(8,543)	(10,979)	(12,580)	(8,932)
Above/below-market lease amortization	(4,568)	(2,028)	(1,884)	(1,903)
Below-market ground lease amortization	1,750	426	426	398

Cash net operating income	82,379	66,994	49,029	54,000

Less: 112 West 34th St. and 1400 Broadway cash NOI	(7,381)	—	—	—

Same store cash net operating income	$74,998	$66,994	$49,029	$54,000

Third Quarter 2014

Debt Summary

(unaudited and dollars in thousands)

		Weighted Average
Debt Summary	Balance	Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$940,835	5.80%	2.3
Exchangeable senior notes	250,000	2.63%	4.9
Variable rate mortgage debt	41,059	4.17%	0.2
Term loan and credit facility	355,600	1.48%	3.9

Total	1,587,494	4.29%	3.0

Premium/discount	10,674

Total	$1,598,168

Available Borrowing	Facility	Outstanding at September 30, 2014	Letters of Credit	Empire Reserve (2)	Remaining Capacity at September 30, 2014
Mortgages	$—	$981,894	$—	$—	$10,615
Exchangeable senior notes	—	250,000	—	—	—
Term loan and credit facility (1)	800,000	355,600	—	21,604	422,796

Total	$800,000	$1,587,494	$—	$21,604	$433,411

Covenant Summary	Required		Current Quarter		In Compliance
Secured Credit Facility
Maximum Total Leverage	< 60%		31.3%		Yes
Maximum Secured Debt	< 40%		19.7%		Yes
Minimum Fixed Charge Coverage	> 1.5	x	3.1	x	Yes
Maximum Variable Rate Indebtedness	< 25%		7.8%		Yes
Maximum Secured Recourse Indebtedness	< 10%		0%		Yes
Minimum Tangible Net Worth	$689,800		$931,695		Yes

Notes:

(1)	The term loan and credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1,250,000 under certain circumstances.
(2)	Reflects a reserve for Empire State Building capital expenditures.

Third Quarter 2014

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date		Amortization
Fixed rate debt:
One Grand Central Place (first lien mortgage loan)	5.34%	5.34%	69,994	11/5/2014		25 years
One Grand Central Place (second lien mortgage loan)	7.00%	7.00%	14,642	11/5/2014		25 years
500 Mamaroneck Avenue, Harrison, NY	5.41%	5.41%	32,076	1/1/2015		30 years
250 West 57th Street (first lien mortgage loan)	5.33%	5.33%	24,976	1/5/2015		25 years
250 West 57th Street (second lien mortgage loan)	6.13%	6.13%	11,036	1/5/2015		25 years
1359 Broadway	6.04%	6.04%	44,146	2/3/2015		25 years
Metro Center	5.89%	5.89%	94,501	1/1/2016	(3)	30 years
10 Union Square	6.00%	6.00%	20,726	5/1/2017		30 years
10 Bank Street	5.72%	5.72%	32,999	6/1/2017		30 years
1542 Third Avenue	5.90%	5.90%	18,727	6/1/2017		30 years
First Stamford Place	5.65%	5.65%	243,156	7/5/2017		30 years
383 Main Avenue, Norwalk, CT	5.59%	5.59%	29,993	7/5/2017		30 years
1010 Third Avenue and 77 West 55th Street	5.69%	5.69%	27,723	7/5/2017		30 years
1333 Broadway	6.32%	6.32%	69,798	1/5/2018		30 years
1400 Broadway (first lien mortgage loan)	6.12%	6.12%	69,920	2/5/2018		30 years
1400 Broadway (second lien mortgage loan)	3.35%	3.35%	9,853	2/5/2018		30 years
112 West 34th Street (first lien mortgage loan)	6.01%	6.01%	77,744	4/5/2018		30 years
112 West 34th Street (second lien mortgage loan)	6.56%	6.56%	9,792	4/5/2018		30 years
1350 Broadway (first lien mortgage loan)	5.87%	5.87%	39,033	4/5/2018		Interest only
Exchangeable senior notes	2.63%	2.63%	250,000	8/15/2019		Interest only

Total fixed rate debt			1,190,835

Variable rate debt:
1350 Broadway (second lien mortgage loan)	(1)	4.25%	13,677	10/10/2014	(4)	Interest only
One Grand Central Place (third lien mortgage loan)	(2)	3.75%	6,382	11/5/2014		Interest only
250 West 57th Street (third lien mortgage loan)	(1)	4.25%	21,000	1/5/2015		Interest only
Secured Revolving Credit Facility	LIBOR plus 1.20%	1.35%	55,600	10/5/2017		Interest only
Secured Term Credit Facility	LIBOR plus 1.35%	1.50%	300,000	10/5/2018		Interest only

Total variable rate debt			396,659

Total / weighted average debt		4.29%	1,587,494

Premium/discounts			10,674

Total			$1,598,168

Notes:

(1)	Greater of 4.25% and Prime plus 1.00%.
(2)	Greater of 3.75% and Prime plus 0.50%.
(3)	Refinanced with a new $100.0 million mortgage loan due 2024 which bears interest at a fixed rate of 3.59% and a 30 year amortization.
(4)	Loan was repaid on October 10, 2014, using available cash.

Third Quarter 2014

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2014	$3,891	$104,246	$108,137	6.8%	5.33%
2015	12,398	132,591	144,989	9.1%	5.48%
2016	10,422	91,572	101,994	6.4%	5.89%
2017	8,034	411,361	419,395	26.4%	5.12%
2018	769	562,210	562,979	35.5%	3.67%
2019	—	250,000	250,000	15.7%	2.63%

Total debt	$35,514	$1,551,980	1,587,494	100.0%	4.29%

Premium/discount			10,674

Total			$1,598,168

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	112 West 34th Street	Total
2014	$27	$169	$184	$380
2015	108	675	735	1,518
2016	108	675	735	1,518
2017	108	675	735	1,518
2018	108	675	735	1,518
Thereafter	2,655	14,175	42,936	59,766

	$3,114	$17,044	$46,060	$66,218

Third Quarter 2014

Supplemental Definitions

Funds From Operations (“FFO”)

The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITS. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO because it considers it an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of the Company’s properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of its properties, all of which have real economic effect and could materially impact the Company’s results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by the Company is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to traditionally defined FFO the following items associated with the Company’s initial public offering, or IPO, and formation transactions: gain on consolidation of non-controlling entities, acquisition expenses, severance expenses and retirement equity compensation expenses. It also adds back private perpetual preferred exchange offering expenses, acquisition expenses, gain on settlement of lawsuit related to the Observatory, net of income taxes and ground lease amortization. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes items associated with its IPO and formation transactions and other non-recurring assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and items. There can be no should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, the Company presents Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expense and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment purchases, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company’s ability to fund its dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. There can be no assurance that Core FAD presented by the Company is comparable to similarly titled measures of other REITs.

Net Operating Income

Net Operating Income, or NOI is a non-GAAP financial measure of performance. NOI is used by investors and the Company’s management to evaluate and compare the performance of the Company’s properties and to determine trends in earnings and to compute the fair value of its properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and formation transaction expenses; or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by the Company regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in the Company’s office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing the Company’s operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. The Company also excludes private perpetual exchange offering expenses and gain on settlement of lawsuit related to the Observatory, net of income taxes. The Company believes that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating its properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, interest income and other expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of the Company’s properties but does not measure its performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP and discussions elsewhere in this Supplemental Package regarding the components of net income that are eliminated in the calculation of NOI. Other companies may use different methods for calculating NOI than the Company does.

EBITDA

The Company computes EBITDA as net income plus perpetual preferred unit distributions, interest expense, income taxes, depreciation and amortization, acquisition expenses, and gain on consolidation of non-controlled entities. The Company presents EBITDA because it believes that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.